Exhibit 10.1



                        ISLE OF CAPRI CASINOS, INC.
                    2000 LONG-TERM STOCK INCENTIVE PLAN
                    -----------------------------------


                                 SECTION 1
                                 ---------

                                  GENERAL
                                  -------

         1.1. Purpose. The Isle of Capri Casinos, Inc. 2000 Long-Term Stock Incentive Plan (the "Plan") has been established by Isle of Capri Casinos, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and any Subsidiary, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

         1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, those Participants who will be granted one or more Awards under the Plan.

         1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

                                 SECTION 2
                                 ---------

                              OPTIONS AND SARS
                              ----------------

         2.1.  Definitions.

(a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option (an "ISO") or a non-qualified stock option (an
         "NQSO"), as determined in the discretion of the Committee, provided that only employees of the Company or a Subsidiary may receive ISOs. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQSO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b) A stock appreciation right (a "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on)




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         the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) the Exercise Price established by the Committee.

         2.2. Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock).

         2.3. Exercise. An Option and a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee as set forth in the award agreement.

         2.4. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         2.5. Settlement of Award. Settlement of Options and SARs is subject to subsection 4.7.




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                                 SECTION 3
                                 ---------

                             OTHER STOCK AWARDS
                             ------------------

         3.1.  Definitions.

(a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.


(b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c) A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

(d) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

         3.2. Restrictions on Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

(a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

(b) The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; increases in stock price; market share; primary or fully-diluted earnings per share; earnings before interest, taxes, depreciation and/or amortization; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; management staffing; or any combination thereof. For Awards under this
         Section 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).


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                                 SECTION 4
                                 ---------

                        OPERATION AND ADMINISTRATION
                        ----------------------------

         4.1. Effective Date. Subject to the approval of the stockholders of the Company at the Company's 2000 annual meeting of its stockholders, the Plan shall be effective as of September 1, 2000 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by stockholders, the Awards shall be contingent on approval of the Plan by the stockholders of the Company at such annual meeting. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary); and further provided, that the term of any Reload Options shall be determined as provided in subsection 4.15 of the Plan.

         4.2. Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 1,000,000 shares of Stock; and (ii) any shares of Stock available for future awards under any prior long-term incentive plan of the Company, including the Casino America, Inc. 1992 Stock Option Plan and the Casino America, Inc. 1993 Stock Option Plan (the "Prior Plans") as of the Effective Date; and any shares of Stock that are represented by awards granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company.

(c) To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e) Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

         (i) The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be the maximum number of shares authorized under paragraph 4.2(b) of the Plan.



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         (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 200,000 shares during any one fiscal-year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

         (iii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Other Stock Awards) shall be the maximum number of shares authorized under paragraph 4.2(b) of the Plan.

         (iv) For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than 200,000 shares of Stock may be subject to such Awards granted to any one individual during any one fiscal year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

         (v) For Performance Unit Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than $500,000 may be subject to such Awards granted to any one individual during any one fiscal year period. If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

(f) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards;
         (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

         4.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company or any Subsidiary shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.



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



(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock market.

         4.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock acceptable to the Committee which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

         4.5. Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

         4.6. Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         4.7. Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

         4.8. Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

         4.9. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         4.10. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

         4.11. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

         4.12. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.13.  Limitation of Implied Rights.

(a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.



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



(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         4.14. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         4.15.  Reload Options.

(a) Whenever a Participant holding any Option outstanding pursuant to this Plan (including Reload Options previously granted pursuant to this Section 4.15) exercises the Option and makes payment of the Exercise Price pursuant to Section 2.4 hereof, in whole or in part, by tendering Stock previously held by the Participant, then the Company shall grant to the Participant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Participant or payment of the Exercise Price of the Option being exercised.

(b) The Reload Option Exercise Price per share shall be equal to the Fair Market Value per share of Stock, determined as of the date of receipt by the Company of the notice by the Participant to exercise the Option.

(c) The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally surrendered Option or (ii) one year from the date of grant of the Reload Option.

(d) Any Reload Option granted pursuant to this subsection 4.15 shall vest immediately upon grant pursuant to subsection (a) above.

(e) All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.



                                 SECTION 5
                                 ---------

                             CHANGE IN CONTROL
                             -----------------

         Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:



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(a)      All outstanding Options (regardless of whether in tandem with SARs)
         shall become fully exercisable.

(b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

(c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.



                                 SECTION 6
                                 ---------

                                 COMMITTEE
                                 ---------

         6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board (the "Committee") in accordance with this Section 6.

         6.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Participants those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.



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         6.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock market, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         6.4. Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.


                                 SECTION 7
                                 ---------

                         AMENDMENT AND TERMINATION
                         -------------------------

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Section 7.


                                 SECTION 8
                                 ---------

                               DEFINED TERMS
                               -------------

         In addition to the other definitions contained herein, the following definitions shall apply:

(a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

(b) Board. The term "Board" shall mean the Board of Directors of the Company.

(c) Change in Control. The term "Change in Control" shall mean the acquisition of any person or group (as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated pursuant to the Exchange Act) in a single transaction or a series of transactions of 35% or more in voting power of the outstanding stock of the Company and a change in the composition of the Board so that, within two years after the acquisition took place, a majority of the members of the Board, or of any corporation with which the Company may be


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

         consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of 35% or more in voting power of the outstanding stock of the Company.

(d) Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e) Fair Market Value. The term "Fair Market Value" shall mean: (i) if the Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Stock is reported to have traded on the relevant date in all markets on which trading in the Stock is reported or, if there is no reported sale of the Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Stock on the relevant date; (ii) if the Stock is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Stock on the relevant date; or (iii) if the Stock is not publicly traded, the value of a share of Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

(f) Participant. The term "Participant" shall mean any person employed within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder by the Company or a Subsidiary; and any officer or director of the Company or a Subsidiary even if he or she is not an employee within the meaning of the first clause of this subsection.

(g) Reload Option. The term "Reload Option" shall mean an Option granted to a Participant equal to the number of shares of already owned Stock delivered by the Participant to pay for the exercise of the Option, as more fully described by subsection 4.15.

(h) Stock. The term "Stock" shall mean common stock, par value $.01 per share, of the Company.

(i) Subsidiaries. The term "Subsidiary" shall mean any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.



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